UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 13, 2007

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York
(Address of principal	10019
executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 526-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                               Financial Statements and Exhibits

(d)           Exhibits

The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-134553 as an exhibit thereto and is filed as part of this Report.

4.01         Form of senior debt security— medium-term note (FX Basket-Linked Note)

4.02         Form of senior debt security— medium-term note (Crude Oil-Linked Dual Participation Note)

4.03         Form of senior debt security— medium-term note (FX Basket-Linked Note)

4.04         Form of senior debt security— medium-term note (Fixed Rate)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

	By:	/s/ James J. Killerlane III
James J. Killerlane III
Vice President

Date: November 19, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit

4.01	Form of senior debt security— medium-term note (FX Basket-Linked Note)

4.02	Form of senior debt security— medium-term note (Crude Oil-Linked Dual Participation Note)

4.03	Form of senior debt security— medium-term note (FX Basket-Linked Note)

4.04	Form of senior debt security— medium-term note (Fixed Rate)